SCHEDULE OF DEFERRED TAX ASSETS AND LIABILITIES (Details) - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Deferred Tax Assets
Deferred Revenue	$ 1,398
State Taxes		8
Fixed Asset	145,680	243,662
Basis difference in investments	9,027	54,974
Net operating loss	68,952
Total deferred tax asset	225,057	298,644
State Taxes	(912)
Prepaids	(757)
Net deferred tax assets	223,388	298,644
Net deferred tax assets (liability)	$ 223,388	$ 298,644